UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported) December 9, 2005

                          NATIONAL R.V. HOLDINGS, INC.
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             (Exact name of registrant as specified in its charter)

           Delaware                    001-12085            33-0371079
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 (State or other jurisdiction    (Commission File No.)    (I.R.S. Employer
       of incorporation)                                  Identification No.)

                            3411 N. PERRIS BOULEVARD
                            PERRIS, CALIFORNIA 92571
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              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (951) 943-6007

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

     On December 9, 2005, National R.V. Holdings, Inc. (the "Company") held its 2005 Annual Meeting of Stockholders (the "Annual Meeting"). The matters voted upon at the Annual Meeting and the final votes cast for such matters, corrected from the preliminary vote totals previously announced, were as follows:

     1. The Company's stockholders elected Bradley C. Albrechtsen as a Class I director. Voting for the nominee was as follows: 8,935,127 shares FOR and 1,298,934 shares WITHHELD.

     2. The Company's stockholders approved the appointment of Swenson Advisors LLP as the Company's auditor for the fiscal year ending December 31, 2005. For the appointment of Swenson Advisors LLP as the Company's auditor the vote was 9,020,695 shares FOR; 930,366 shares AGAINST and 283,000 shares ABSTAINING.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                                       NATIONAL R.V. HOLDINGS, INC.



                                       By:  /s/ THOMAS J. MARTINI
                                            Thomas J. Martini
                                            Chief Financial Officer



Date:  December 28, 2005